© 2017 Cognizant © 2017 Cognizant Investor Presentation Accelerating the Shift to Digital February 8, 2017

© 2017 Cognizant Forward Looking Statements and Non-GAAP Financial Measures 1 This investor presentation includes statements which may constitute forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to, express or implied forward-looking statements relating to our expectations regarding opportunities in the marketplace, our anticipated financial performance, our plan to return capital to shareholders, our plan to increase non-GAAP operating margins, our expectations concerning the impact of the agreement with Elliott Management, management's plans, objectives and strategies and the upcoming 2017 Annual Meeting of Stockholders, the accuracy of which are necessarily subject to risks, uncertainties, and assumptions as to future events that may not prove to be accurate. These statements are neither promises nor guarantees, but are subject to a variety of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Factors that could cause actual results to differ materially from those expressed or implied include general economic conditions, changes in the regulatory environment, including with respect to immigration and taxes, and the other factors discussed in our most recent Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. Cognizant undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities law. This investor presentation includes discussion of non-GAAP operating margin and U.S. free cash flow. Non-GAAP operating margin and U.S. free cash flow are measures defined by the Securities and Exchange Commission as non-GAAP financial measures. A non-GAAP measure is not based on any comprehensive set of accounting rules or principles and should not be considered a substitute for, or superior to, a financial measure calculated in accordance with GAAP, and may be different from non-GAAP measures used by other companies. In addition, a non-GAAP measure should be read in conjunction with our financial statements prepared in accordance with GAAP. Our non-GAAP operating margin excludes stock-based compensation costs and acquisition-related charges. Acquisition-related charges include, when applicable, amortization of purchased intangible assets included in the depreciation and amortization expense line on our condensed consolidated statements of operations, external deal costs, acquisition-related retention bonuses, integration costs, changes in the fair value of contingent consideration liabilities, charges for impairment of acquired intangible assets and other acquisition-related costs. Investors should refer to our earnings release, dated February 8, 2017, for a reconciliation of our non-GAAP operating margin to our GAAP operating margin. We define U.S. free cash flow as net cash provided from operating activities of our U.S. operating subsidiaries less cash purchases of property and equipment by our U.S. operating subsidiaries.

© 2017 Cognizant Founded in 1994 (CTSH, Nasdaq) Headquarters Teaneck, NJ 100+ Global Delivery Centers 260,200 Employees Revenue $13.49B in 2016 (8.6% YoY) $3.46B in Q4 2016 Revenue Mix NA: 78% Europe: 16% RoW: 6% Newsweek’s 2015 World Green Rankings Forbes Fast Tech 25 Fortune’s Most Admired Companies Years in a Row Forbes Global 2000 Fortune 500 Financial Times Global 500 2 Consistent Growth Leader: Cognizant is one of only five publicly traded companies with a market capitalization of at least $1 billion to grow revenue and net income by at least 5% for ten years. Source: HBR “How the Growth Outliers Do IT” Rita McGrath, Capital IQ. Cognizant (NASDAQ-100: CTSH) is one of the world’s leading professional services companies, transforming clients’ business, operating and technology models for the digital era. Our unique industry-based, consultative approach helps clients envision, build and run more innovative and efficient businesses. Headquartered in the U.S., Cognizant is ranked 230 on the Fortune 500 and is consistently listed among the most admired companies in the world. 25% 10-year revenue CAGR

© 2017 Cognizant Financial Services 40% Healthcare 29% Manufacturing / Retail / Logistics 19% Other 12% • Deep domain expertise across key industry verticals • Integrated enterprise solutions based on knowledge of core systems & processes • Comprehensive digital offerings: • Business & Technology Consulting • Digital Business • Digital Operations • Digital Systems & Technology Digital Leader at Scale 3 2016 Revenue by Vertical Financial Services Healthcare Manufacturing/Retail/Logistics Other Digital Revenue ~23% of total in 2016

© 2017 Cognizant Clients shifting to digital while optimizing core systems and operations • Shifting client needs to digital transformation • Client businesses becoming increasingly technology intensive • Clients optimizing the core and reinvesting in digital • …investing in three integrated digital practice areas across our business segments to stay at the forefront of industry and customer expectations… • … driving leverage in our cost structure and non-linearity in our revenue model… • … investing in driving efficiencies, advanced automation, and new delivery models Client Trends Cognizant Response 4

Comprehensive services suite to help clients create digital enterprises

Cognizant Business & Technology Consulting

Digital Business
The New Customer Experience

- Delivering insight, digital strategy and implementation
- Investing in capabilities (e.g., design, analytics, data science) to scale across verticals and geographies

Digital Operations
Core Process Transformation

- Transforming and hosting key processes leveraging automation and digital technologies
- Upfront investments in IP-based solutions and platforms to enhance margins and non-linear revenue streams

Digital Systems & Technology
Delivery with High Efficiency

- Modernizing, securing and transforming IT backbones to run the business better and enable digital adoption
- Investing in automation, productivity enhancement, delivery efficiency and advanced automation to maintain margin profile

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© 2017 Cognizant
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© 2017 Cognizant Accelerating the shift to digital drives change in our operating model Drive sustainable growth • Invest to scale up our three digital practice areas across our business segments and geos • Pursue M&A to enhance portfolio and accelerate organic growth profile • Drive business mix shift and operating and scale leverage Continue industry leadership Enable margin expansion Target 22% Non-GAAP operating margin in 2019 while ensuring sufficient investment to maintain industry leadership • Eliminate historic 19-20% Non-GAAP operating margin target • Invest for growth and delivery productivity to remain an innovation leader • Continue to streamline and leverage core business Effectively allocate capital Return capital ($3.4B over 2 years) while maintaining sufficient capacity to support growth • Maintain balance sheet strength to retain strategic flexibility • Allocate capital to high-value opportunities in line with our strategy • Return 75% of U.S. free cash flow beginning in 2019 through dividends and share repurchases 6 Note: Current targets exclude any changes to the regulatory environment including, immigration or US tax policy

© 2017 Cognizant Continue successful track record of inorganic investments to enhance new capabilities and accelerate transition to digital FY 2013 Total Revenue: $13.5B$12.4B FY 2015 FY 2016FY 2014 $10.3B Digital video solutions Digital marketing Design & prototyping Insurance consulting & services Cloud & virtualization We will continue to invest in both organic and inorganic capabilities that expand our intellectual property, industry expertise, geographic reach and platforms Cloud migration and integration services Digital solutions (Australia)Healthcare platform Energy consulting & services (Europe) Marketing & customer experience Customer experience & design consulting IoT services & solutions 7 $8.8B

© 2017 Cognizant Enhancing margin to enable continued investment in the business • Completed review of our business and operations with input from top-tier consulting firm • Identified and are executing against operational improvements • Changing mix to higher margin business areas • Using scale to drive sustainable margin improvement • Investments made in 2016 will continue to weigh on margins in early 2017, but identified savings opportunities will help to drive margins higher as the year progresses • Financial Policy Committee to oversee implementation of financial plan • Provide shareholders quarterly updates on margin enhancement program 8 Non-GAAP operating margin: Eliminate historical 19-20% range; Target 22% in 2019

© 2017 Cognizant Target 22% Non-GAAP operating margin in 2019 by balancing three areas Managing headwinds Target 22% non- GAAP operating margin in 2019 • Strategic tuck-in M&A • Mix shift to digital • Investments in transformational deals (e.g., BPaaS) • Invest in automation (both for delivery and corporate infrastructure) • Talent strategy • Current industry pricing trends • Mix shifts to higher value services • Selective pursuit of business opportunities • Operating leverage and scale benefits - Pyramid / shoring - Utilization - Automation / other - SG&A optimization o BU overhead o Corporate overhead 120 to 200 bps impact 360 to 440 bps impact 9

© 2017 Cognizant Margin enhancement over three years • Investments made in 2016 will impact margins in early 2017 • Benefits of cost actions taken in Q1 2017 will start to flow through in Q2-Q4 2017 • Full benefit of cost actions taken in 2017 • Benefit from permanent efficiencies built into the business • Incremental actions to be taken in 2018 2018 • 22% Non-GAAP operating margin target • Benefit from business mix shift to digital, top- line growth, cost actions and more efficient business processes 2019 10 + +

© 2017 Cognizant Capital return plan: $3.4B over two years (2017-2018) • $1.5B ASR in 2017 • Plan to commence in Q1* Accelerated Share Repurchase (ASR) • $1.2B open market share repurchases in 2017-2018 Repurchases • $0.15 / share quarterly dividend Dividends+ + Return 75% U.S. free cash flow starting in 2019 ASR Dividends ~$0.7B ~$3.4BTotal capital return ~$1.2BRepurchases ~$1.5B 2017-2018 Capital Return Funded through existing U.S. cash, future U.S. free cash flows and incremental debt *Dependent on market conditions 11

© 2017 Cognizant Best-in-class corporate governance • Continuous improvement in corporate governance based on best-in-class industry standards • Respond to shareholder input and concerns • Continue to ensure executive compensation plan aligns with strategic objectives • Ongoing board refreshment • Two new independent directors joined the Board in the last two years • Three new independent directors to be added in the next two years • Two in connection with the 2017 Annual Meeting • One in connection with the 2018 Annual Meeting • Three existing Board members to rotate off the Board concurrently • Cognizant’s Board will form a Financial Policy Committee • Comprises three directors: CEO, an incumbent director with previous operational experience and one of the new directors • Committee charter will be to assist and advise on the Company’s operating plan and capital allocation strategy 12

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